UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  October 25, 2004
                                            ----------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        California                        0-31525               68-0352144
----------------------------           -------------        -------------------
(State or other jurisdiction            (Commission            (IRS Employer
     Of incorporation)                  File Number)        Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California            95815
--------------------------------------------------------          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code        (916) 565-6100
                                                     ------------------------





Page 1 of 4 Pages
The Index to Exhibits is on Page 3

Item 8.01.  Other Events.

Registrant issued a press release October 25, 2004 announcing the approval from the Federal Deposit Insurance Corporation for Bank of Amador Merger. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated October 25, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
October 25, 2004                    Mitchell A. Derenzo, Chief Financial Officer





Page 2 of 4 Pages

                                INDEX TO EXHIBITS


Exhibit No.          Description                                      Page
-----------          -----------                                      ----

  99.1               Press release of American River                    4
                     Bankshares dated October 25, 2004





Page 3 of 4 Pages